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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                  -------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)December 9, 1997

                             TCSI Corporation
          (Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

1080 Marina Village Parkway, Alameda, California             94501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 749-8500

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Item 5.  Other Events.

         On December 9, 1997, TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 20.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TCSI Corporation

By: /s/Arthur H. Wilder
    -----------------
Arthur H. Wilder
Vice President, Finance and Administration
Chief Financial Officer

Date: December 9, 1997

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                            INDEX TO EXHIBITS

20.  Press Release, dated December 9, 1997

                TCSI Announces New Chief Financial Officer

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For additional information contact:
  Leigh Salvo
  TCSI Corporation
  (510)     749-8653
  lsalvo@tcsi.com

                TCSI Announces New Chief Financial Officer

ALAMEDA, CALIFORNIA - December 9, 1997 - TCSI Corporation (Nasdaq: TCSI), a leading global provider of software to the telecom industry announced today that Art Wilder has joined the TCSI operating team as Vice President, Finance and Administration, and Chief Financial Officer. Mr. Wilder has more than 30 years of professional experience, including the last 20 years spent in key senior management roles in the areas of finance, investor relations, and operations. His experience ranges from large corporate environments to small high tech organizations, both public and private.

Prior to joining TCSI, Mr. Wilder operated his own financial consulting practice in the San Francisco Bay area. Previously, he spent more than 7 years with Flow Industries Inc. and its affiliated companies near Seattle, Washington. Initially, Mr. Wilder served as chief financial officer of the parent company and its pre-public subsidiary companies. He later became executive vice president and then president of FloWind Corporation, a subsidiary of Flow Industries Inc. Mr. Wilder holds a BA and MBA from San Jose State University.

"TCSI sought an individual that could bring both financial expertise and operational experience to this key management role," said Ram Banin, president and chief executive officer of TCSI. "Art's background includes this unique blend of hands-on business experience and strategic financial leadership. Additionally, he comes to TCSI with a reputation as a strong team player and skillful manager... both traits valued highly at TCSI. We are very pleased that Art has made the decision to join us."

TCSI Corporation Product and Services
TCSI provides integrated products and services to many of the world largest and most successful telecom companies. TCSI offers SolutionServicesTM, a full range of services including consulting, customized development, deployment,  maintenance,  and training.  SolutionCoreTM,  TCSI's  industry-
leading   application  environment,  enables  the  rapid  development   and
deployment of advanced element, network, and services management systems. TCSI's SolutionSuitesTM are integrated packages of applications components to automate the management processes of Intelligent Network, Broadband, and Digital Cellular services and networks.

About TCSI Corporation
TCSI is a leading provider of integrated software products and services for the global telecom industry. A recognized innovator in object-oriented technology, TCSI products and services enable telecom service providers and equipment manufacturers to rapidly meet the growing demand for integrated and automated management of a wide range of networks and services. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.
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